Filed pursuant to Rule 497(e)
Registration Nos. 333-264478; 811-23793

AMPD	CNIC ICE U.S. Carbon Neutral Power Futures Index ETF

listed on NYSE Arca, Inc.

May 19, 2023

Supplement to the Prospectus and Statement of Additional Information (“SAI”),

each dated May 2, 2023

Effective immediately, the table in the “Fees and Expenses of the Fund” section within the Prospectus is hereby replaced with the following:

Please note that there have been no changes to the Fund’s fees or expenses, the table has been expanded to show additional line items.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.95%

(1)	The Fund’s investment adviser will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other non-routine or extraordinary expenses.

Effective immediately, the “Purchase and Redemption of Shares in Creation Units - Procedures for Purchase of Creation Units” subsection and “Purchase and Redemption of Shares in Creation Units - Procedures for Redemption of Creation Units” subsection in the SAI are revised to reflect revised order cut-off times. In particular, the order cut-off time for orders to purchase and/or redeem Creation Units has changed to 12:00 p.m. Eastern time. Previously the order cut-off time to purchase and redeem Creation Units was 4:00 p.m. Eastern time.

Please retain this Supplement for future reference.